UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2018

ACTIVISION BLIZZARD, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 1, 2018, the Board of Directors (the “Board”) of Activision Blizzard, Inc. (the “Company”) amended and restated the Company’s bylaws, effective the same date (as so amended, the “Amended Bylaws”), to adopt a proxy access provision and make other administrative, clarifying, and conforming changes.

Section 2.14 has been added to the Amended Bylaws to permit a stockholder, or group of no more than 20 stockholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years as of the date of the notice of nomination, to nominate and include in the Company’s proxy materials for an annual meeting of stockholders director nominees constituting up to two individuals or 20% of the Board, whichever is greater (subject to certain limitations set forth in the Amended Bylaws), provided that the stockholder(s) and nominee(s) satisfy the requirements specified in the Amended Bylaws, including that notice of a nomination be provided to the Company’s Secretary at the principal executive offices of the Company not less than 120 days nor more than 150 days prior to the first anniversary of the date the Company first mailed its proxy statement for the immediately preceding year’s annual meeting. Additionally, in connection with the adoption of the proxy access provision, the Amended Bylaws were amended to make conforming changes and clarifications, including to the items of business that may be considered at meetings of stockholders.

The foregoing summary is qualified in its entirety by reference to the full text of the Amended Bylaws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws of Activision Blizzard, Inc., as amended and restated as of February 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2018	ACTIVISION BLIZZARD, INC.

	By:	/s/ Chris Walther
Chris B. Walther
Chief Legal Officer